UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2018

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The information set forth in Item 7.01 is incorporated into this Item 2.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On March 23, 2018, Wyndham Worldwide Corporation announced that its subsidiary, Wyndham Hotels & Resorts, Inc. (“Wyndham Hotels”), intends to offer senior notes in a private offering and use the proceeds thereof to finance its previously announced acquisition of La Quinta Holdings Inc.’s (“La Quinta”) franchising and management business. Pursuant to Regulation FD of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), La Quinta is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the combined financial statements of its subsidiaries Lodge Holdco II LLC and LQ Management LLC and their related subsidiaries (collectively, “New La Quinta”), which were prepared on a carve-out basis of accounting and are included in the offering materials for Wyndham Hotels’ senior notes.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Combined Financial Statements of New La Quinta

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of La Quinta by Wyndham. In connection with this proposed acquisition, La Quinta may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document La Quinta has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LA QUINTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of La Quinta. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by La Quinta through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by La Quinta will be available free of charge on La Quinta’s internet website at www.lq.com or upon written request to: Secretary, La Quinta Holdings Inc., 909 Hidden Ridge, Suite 600, Irving, TX 75038, or by telephone at (214) 492-6600.

Participants in Solicitation

La Quinta, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC on March 20, 2018. Information about the directors and executive officers of La Quinta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017, and its Current Report on Form 8-K which was filed with the SEC on March 9, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

La Quinta Holdings Inc.

909 Hidden Ridge, Suite 600

Irving, Texas 75038

Tel. 214-492-6600

www.lq.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC. (Registrant)

By:	/s/ Mark M. Chloupek
Name: Mark M. Chloupek
Title: Executive Vice President and General Counsel

Date: March 27, 2018